                                                                    EXHIBIT 99.1
                                                                    ------------



                                October 16, 2001



Gensym Corporation
52 Second Avenue
Burlington, MA 01803
Attention:  Lowell B Hawkinson,
     Chief Executive Officer

Ladies and Gentlemen:

  This letter sets forth the terms upon which ROCKET SOFTWARE, INC. ("Buyer") will purchase (the "Purchase") the NetCure product line (the "NetCure Product Line") of GENSYM CORPORATION ("Seller").

1.  PROPOSED TERMS

  A Term Sheet (the "Term Sheet") summarizing the material terms of the Purchase is attached as Exhibit A. It is the intent of the parties that the terms, provisions and conditions contained in this letter and the Term Sheet shall constitute a binding agreement with respect to the Purchase, but the obligations of Buyer to consummate the Purchase shall be subject to (i) the negotiation, execution and delivery of a definitive agreement, containing terms, conditions and other provisions that are customary for transactions similar to the Purchase and are not inconsistent with this letter and the Term Sheet, (ii) the satisfaction of the conditions to be contained in the definitive agreement, and
(iii) the delivery to Buyer of a written opinion letter of Hale and Dorr LLP and/or Richards, Layton and Finger LLP, as counsel for Seller, dated the closing date of the Purchase, which opinion shall be satisfactory to Buyer, as determined by Buyer in good faith after consultation with its counsel, both in form and substance in all respects. Your chief executive officer has represented orally to us (and we are relying on such representation) that your Board of Directors has approved the Purchase and other transactions contemplated by this agreement (including the Term Sheet) substantially on the terms and conditions set forth in the agreement (including the Term Sheet). The parties agree to negotiate in good faith the terms, conditions and provisions of, and to execute and deliver the definitive agreement. The obligations of Buyer and Seller pursuant to (i) Section 3 below shall also be binding and (ii) Section 4 below shall also be binding and continue in force and effect from the date hereof through October 16, 2002.

2.  DEPOSIT

  Upon the execution of this agreement, Buyer shall make an earnest money deposit in the amount of $100,000. Such deposit will be refundable in full to Buyer in the event that (a) Seller agrees to sell or
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GENSYM CORPORATION
October 16, 2001
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consummates a sale of the NetCure Product Line to a third party, (b) Seller breaches its obligations under Section 3 below, or (c) the termination of this agreement pursuant to Section 5 below.

3.  OTHER NEGOTIATIONS

  Between the date of this letter and the closing of the Purchase, Seller shall not, directly or indirectly, through any officer, director, employee, affiliate or agent or otherwise, take any action to solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any third party regarding any direct or indirect acquisition of the NetCure Product Line, or any acquisition of any material portion of the assets of the NetCure Product Line, including the grant of any license to any intellectual property of the NetCure Product Line other than licenses in the ordinary course of business related to the sale of the Seller's products. Seller agrees that any such negotiations (other than negotiations with Buyer) in progress as of the date of this letter will be suspended during such period and that Seller will not accept or enter into any agreement, arrangement or understanding regarding any such third party acquisition transaction during such period.

  If Seller or any of its officers, directors, employees, affiliates or agents receives any proposal for, or inquiry respecting, any third party acquisition transaction involving, directly or indirectly, the NetCure Product Line, or any request for nonpublic information in connection with any such proposal or inquiry, Seller shall promptly notify Buyer, describing in detail the identity of the person making such proposal or inquiry and the terms and conditions of such proposal or inquiry.

4.  PUBLIC ANNOUNCEMENTS

  The parties shall not make any public announcement concerning this letter, their discussions or any other documents or communications concerning the Purchase without the prior written approval of the other party (which shall not be unreasonably withheld, conditioned or delayed), unless advised by counsel that such disclosure is required by law (in which case the party so advised shall promptly notify the other party).

5.  TERMINATION

  Anything herein to the contrary notwithstanding, this agreement may be terminated prior to the consummation of the Purchase and other transactions contemplated hereby: (i) at any time by mutual written consent of Buyer and Seller; or (ii) by Buyer by written notice to Seller at any time after November 2, 2001 so long as Buyer is not in material breach of its obligations hereunder at the time of termination; or (iii) by Seller by written notice to Buyer at any time after November 16, 2001 so long as Seller is not in material breach of its obligations hereunder at the time of termination. In the event of termination of this agreement by either Buyer or Seller pursuant to the foregoing clause (ii) or (iii), this agreement shall terminate without further action by any of the parties hereto and all obligations of the parties hereunder shall terminate; provided that any such termination of this agreement shall not limit or impair any remedies that either Buyer or Seller may have with respect to a breach or default by the other of its representations, warranties, covenants or agreements or obligations hereunder.
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GENSYM CORPORATION
October 16, 2001
Page 3


                            *          *          *

  This letter shall be governed by the laws of the Commonwealth of Massachusetts.

  Please indicate your agreement with the terms of this letter be executing it in the space provided below and returning a copy to us.

                                 Very truly yours,

                                 ROCKET SOFTWARE, INC.


                                 By: /s/ Johan Magnusson
                                    -------------------------------------
                                 Johan Magnusson, Chief Operating Officer


Agreed and Accepted:

GENSYM CORPORATION


By: /s/ Lowell B. Hawkinson
  --------------------------------------------
  Lowell B. Hawkinson, Chief Executive Officer

                                   TERM SHEET


 Capitalized terms used but not defined herein shall have the meanings ascribed to them in the letter to which this Term Sheet is attached as Exhibit A.


TRANSACTION STRUCTURE         The transaction will be structured as a purchase
                              and sale of the NetCure Product Assets (as defined below) and the assumption of specified liabilities associated with Seller's NetCure Product Line to be identified in a schedule to the definitive agreement.

CONSIDERATION                 The total amount of the purchase price will be
                              $2,500,000 payable in cash, of which (i) $100,000 shall be paid upon the signing of this agreement to which this Term Sheet is attached as Exhibit A, and (ii) the balance shall be paid at the closing.

ASSETS The assets of the NetCure Product Line (the "NetCure Product Assets") shall include all tangible and intangible assets used or associated in a material way with the NetCure Product Line, including in any event all related goodwill, including without limitation NetCure, NetCure 2.0 and Xmap/BizCure and the following:

                              . Good and valid title, free and clear of all liens and encumbrances, to the source code and documentation for the following components:

                                        .         NetCure, with on-line
                                                  documentation (NetCure v1.0r2
                                                  and baseline

                                        .         source tree, branches and
                                                  history of shipping products)

                                        .         NetSleuth with on-line
                                                  documentation Build/Make
                                                  scripts for NetCure and
                                                  NetSleuth

                                        .         Training materials for NetCure
                                                  and NetSleuth

                                        .         QA Test Plan and Procedures
                                                  for NetCure and NetSleuth

                                        .         BizCure (project name = X-map)
                                                  prototype (never released)

                                        .         Marketing and collateral
                                                  materials for NetCure and
                                                  NetSleuth, including CD liner
                                                  notes

                                        .         Slides / Presentations / Sales
                                                  kits for NetCure and NetSleuth

                              . Good and valid title, free and clear of all liens and encumbrances, to all patents and patent applications, trademarks and trademark applications, copyrights and other registered intellectual property specific to the NetCure Product Line, including the patent relating to Auto-Discovery of Network Nodes.

                              .         A perpetual worldwide royalty-free
                                        license (containing


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GENSYM CORPORATION
October 16, 2001
Page 2

                                        representations, warranties and other
                                        provisions customary for a transaction
                                        of this type and including a copy of all related source code and documentation) to use, distribute, sublicense and modify the following code sets for use in or relating to NetCure and BizCure:

                                        .         Java Common Utilities
                                                  (currently incorporated into
                                                  NetCure and BizCure
                                                  prototypes)

                                        .         SymCure Algorithm (currently
                                                  incorporated into NetCure and
                                                  BizCure prototypes)

                                        .         APIs of Seller's Java-based
                                                  neural net technology
                                                  (currently incorporated into
                                                  NetCure 2.0 prototype)

                                        .         Installer & Licensing (license
                                                  key generator and
                                                  build/install scripts
                                                  currently required to install
                                                  and execute NetCure and
                                                  BizCure prototypes)

                              . The following licenses, free and clear of all liens and encumbrances, currently held by Seller relating to the use of the following development tools:

                                        .         HP/OV (2 run-time and SDK
                                                  licenses for integration and
                                                  testing)

                                        .         Optimize-It (1 license for NT)

                                        .         JBuilder (the number of
                                                  licenses to be determined
                                                  based on the number currently
                                                  held by Seller; the Seller
                                                  will transfer to Buyer one
                                                  half of the licenses (rounded
                                                  up to the nearest whole
                                                  license) held by it)

                              . Good and valid title, free and clear of all liens and encumbrances, to all tangible personal property, to be identified in a schedule to the definitive agreement, used principally in the development, testing, manufacture, support or maintenance of the NetCure Product Line, including without limitation:

                                        .         Engineer/Manager laptops,
                                                  workstations and servers

                                        .         QA and Development Lab and
                                                  Testing (including both
                                                  computers, networking gear, as
                                                  well as client stations and
                                                  servers)

                                        .         Various servers used for
                                                  Software Source Control, DHCP,
                                                  Web, routing, DNS and related
                                                  services required to continue
                                                  development of the NetCure
                                                  Product Line.

                              . Seller will use its best efforts to cause the license held by Seller relating to the use of Tom Sawyer
                                                               ----------
                                        (presentation/mapping) to be transferred
                                        to Buyer in accordance with the
                                        provisions of the Tom
                                                          ---

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GENSYM CORPORATION
October 16, 2001
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                                        Sawyer license.
                                        ------

                              . Seller will provide Buyer with a report from Seller's Trouble Ticketing System (Helplink export) of all NetCure and NetSleuth issues and bugs. The report will be in a non-Seller specific schema as determined by Seller and Buyer.

EXCLUDED ASSETS               Excluded assets include:

                              .         G2 and all G2 related software

                              .         OEM licenses for Adventnet

                              .         Licenses for Install Shield development

                              . Any and all property (personal, tangible and intangible), products, equipment, intellectual property, not related to the NetCure Product Line.

ASSUMED LIABILITIES           Buyer shall assume Seller's obligations relating
                              to maintenance contracts for existing NetSleuth and NetCure customers. At closing, Seller will pay to Buyer (or, at Buyer's option the purchase price for the NetCure Product Assets will be reduced in an amount equal to) a pro-rata portion of the maintenance fees received by Seller for existing
                              NetSleuth and NetCure customers based on the period remaining on such contracts assumed by Buyer.

DESIGNATED EMPLOYEES          Buyer will offer at-will employment (at any time
                              after the date of this agreement but prior to the closing of the Purchase) to all of the following employees of Seller (the "Designated Employees"), with respective benefits and compensation which, taken as a whole, are not less favorable than the respective benefits and compensation presently enjoyed by them as employees of Seller:

                                .  Joe Devlin (Director, Chief Architect)

                                .  Robert Penny (Director and Team Lead)

                                .  Peter Fandel (Principle Engineer and Team
                                   Lead)

                                .  Hong Shi (Software Engineer)

                                .  Colin Smith (UK) (Software Engineer)

                                .  Jonathan Dean (UK) (Software Engineer)

                                .  Jianbo Chang (Test Engineer)

                                .  Chandu Natarajan (Software Engineer)

                                .  Joe Massey (VP of Engineering)

                              Seller will consent to the hiring of the Designated Employees.

                              Seller will provide personnel records,
                              salary/performance, immigration status and similar information relating to the Designated Employees to Buyer.



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GENSYM CORPORATION
October 16, 2001
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FUTURE SELLER / BUYER         Buyer will grant Seller a non-exclusive right to
RELATIONSHIP                  distribute the NetCure products at a discount of
                              40% from Buyer's list price for the NetCure products from time to time in effect. Buyer and Seller will negotiate the terms and conditions of such grant in good faith; provided such right shall not extend to Buyer's existing customers, shall extend to Seller's but with terms for resolution of overlap, and shall be for an initial term of one year, subject to customary renewal and termination provisions. Seller will provide Buyer with reports detailing existing NetCure, non G2 based leads.

ANTICIPATED CLOSING DATE      The parties shall use their reasonable best
                              efforts to execute a definitive agreement relating to the Purchase by October 26, 2001.

CLOSING CONDITIONS AND        The definitive purchase agreement relating to the
CERTAIN OTHER PROVISIONS      Purchase shall contain customary closing
                              conditions, including without limitation the following conditions precedent to the obligations of (i) Buyer to consummate the transactions contemplated hereby: (a) an opinion letter of counsel acceptable to Seller on the basis provided above in the letter to which this Term Sheet is attached; (b) at least five of the Designated
                              Employees shall have accepted employment with Buyer on the terms contemplated above in this Term
                              Sheet; and (c) at least three of Messrs. Devlin, Penny, Fandel, Chang and Massey shall have accepted employment with Buyer on the terms contemplated above in this Term Sheet.

                              There shall be no "fiduciary out" or similar ability in favor of Seller to terminate the definitive agreement for a higher or better bid.

CHOICE OF LAW                 The definitive purchase agreement relating to the
                              Purchase shall be governed by Massachusetts law.

REPRESENTATIONS AND           The definitive purchase agreement relating to the
WARRANTIES; COVENANTS AND     Purchase shall contain customary representations,
INDEMNIFICATION               warranties, covenants and other provisions by
                              Buyer and Seller; the representations and warranties of Seller and Buyer shall terminate at closing except for representations and warranties relating to corporate existence and good standing, authorization, execution, delivery and performance of the definitive agreement and related agreements, conflicts, material agreements related to the NetCure Product Assets, title to the NetCure Product Assets, litigation and intellectual property.

                              Seller will indemnify Buyer and its affiliates for any breach of any


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GENSYM CORPORATION
October 16, 2001
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                              representations or warranties (with Seller's
                              indemnification obligation in respect of its representations and warranties being capped at $2.5 million) or covenants made by Seller in the definitive agreement and any liabilities not expressly assumed by Buyer, and will agree to defend at its expense claims made by third parties. Buyer will indemnify Seller and its affiliates for any breach of any representations or warranties (with Buyer's indemnification obligation in respect of its representations and warranties being capped at $1 million) or covenants made by Buyer in the definitive agreement and any liabilities expressly assumed by Buyer.

                              Buyer will represent that it has conducted its own due diligence with respect to the NetCure Product Assets and assessed for itself the market potential of the NetCure Product Assets.

       FEES AND EXPENSES      Each party will pay its own fees and
                              expenses incurred in connection with the Purchase, including, without limitation, all legal, accounting, financial, advisory, consulting, travel and all other fees and expenses of third parties incurred by a party in connection with the negotiation of the terms and conditions of the Purchase and consummation of the transactions contemplated thereby.


                                      A-5